Exhibit 99.1

INVESTOR PRESENTATION Larry J. Miller Vice Chairman, President and CEO lmiller@peoplesbanknet.com 717 - 747 - 1500 Michael D. Peduzzi, CPA Chief Financial Officer and Treasurer mpeduzzi@peoplesbanknet.com 717 - 747 - 2428

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements about Codorus Valley Bancorp, Inc . that are intended to be covered by the safe harbor for forward - looking statements provided by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are not historical facts . These statements can be identified by the use of forward - looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” “anticipate” or similar terminology . Such forward - looking statements include, but are not limited to, discussions of strategy, financial projections and estimates and their underlying assumptions ; statements regarding plans, objectives, goals, expectations or consequences ; and statements about future performance, operations, products and services of Codorus Valley Bancorp, Inc . and its subsidiaries . Codorus Valley Bancorp, Inc . cautions readers not to place undue reliance on forward - looking statements and to consider possible events or factors that could cause results or performance to materially differ from those expressed in the forward - looking statements, including, but not limited to : ineffectiveness of the corporation’s business strategy due to changes in current or future market conditions ; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services ; inability to achieve merger - related synergies ; interest rate movements ; difficulties in integrating distinct business operations, including information technology difficulties ; challenges in establishing and maintaining operations in new markets ; volatilities in the securities markets ; and deteriorating economic conditions . Additional factors that may affect forward - looking statements made in this presentation can be found in Codorus Valley Bancorp, Inc . ’s Quarterly Reports on Forms 10 - Q and its Annual Report on Form 10 - K, as filed with the Securities and Exchange Commission and available on the corporation’s website at www . peoplesbanknet . com and on the Securities and Exchange Commission’s website at www . sec . gov . We include web addresses here as inactive textual references only . Information on these websites is not part of this presentation . Forward - looking statements in this presentation speak only as of the date of this presentation and Codorus Valley Bancorp, Inc . makes no commitment to revise or update such statements to reflect changes that occur after the date the forward - looking statement was made . 2

FRANCHISE OVERVIEW • Largest independent financial institution headquartered in York, Pennsylvania • Founded in 1864 • 25 PeoplesBank financial centers in Pennsylvania and Maryland • $1.372 billion in total assets* • $1.042 billion in total loans* • $1.079 billion in total deposits* • $341 million in wealth management assets under management* • Provides commercial and consumer banking services to over 24,000 households • Named one of the Fastest Growing Companies in Central Pennsylvania for three years straight • Named one of the Best Places to Work in Pennsylvania in 2012, 2013, and 2014 • Named one of the Top 200 Community Banks in the United States in 2014 and 2015 * as of June 30, 2015 - 18 in York County, PA - 1 in Cumberland County, PA - 2 in Harford County, MD - 2 in Baltimore County, MD - 1 in Baltimore City, MD - 1 in Carroll County, MD 3

MARKET OVERVIEW • Ranked 2 nd out of 15 banks in the York County market area with a deposit market share of 13.8%*. • Recognized the largest York County market share and deposit increase of all 15 banks between 2008 and 2014. • Strategically positioned in one of the fastest - growing regions along the East Coast, within a short drive of the major metropolitan areas of Baltimore, Philadelphia, and Washington, D.C. • The south central Pennsylvania and northern Maryland markets are home to a diverse mix of businesses and industries, including major manufacturing, health care, higher education, government, and retail services, with a highly - educated workforce and household incomes that are greater than state and national averages. * according to June 30, 2014 FDIC data. 4

EXPERIENCED LEADERSHIP PeoplesBank Executive Title Years with PeoplesBank Years in Banking Larry J. Miller* Vice Chairman, President and Chief Executive Officer 44 44 Michael D. Peduzzi, CPA* Senior Vice President and Chief Financial Officer 2 13 Benjamin F. Riggs, Jr., Esq.* General Counsel and Secretary 2 14 Stephen M. Altland Senior Vice President, Wealth Management Division 7 27 Diane E. Baker, CPA* Senior Vice President, Enterprise Risk Management Officer 21 21 Matthew A. Clemens, SPHR Senior Vice President, Human Resources Division 13 26 Lynn D. Crenshaw Senior Vice President, Retail Sales and Services Division 10 39 Amy L. Doll Senior Vice President and Chief Lending Officer 5 14 Kent A. Ketterman Senior Vice President, Director of Commercial Real Estate Lending 27 27 Lorrie A. Schenning Senior Vice President, Director of the Maryland Banking Group 7 25 Shawn A. Stine Senior Vice President, Senior Business Advisor 3 38 Todd A. Tyson, CFSSP, CBAP Senior Vice President, General Services Division and Security Officer 37 37 Scott T. Weaver Senior Vice President, Cashier and Chief Credit Officer 23 27 Nathan A. Eifert Vice President, Director of Marketing 9 28 Gregg A. Elicker Vice President, Chief Information Officer 13 34 5 * Holding company officer

CAMP HILL BUSINESS BANKING CENTER Located on the west shore of the Susquehanna River across from the state capital, Cumberland County currently ranks as the fastest - growing county in the Commonwealth of Pennsylvania. Recognizing the opportunities for new business development in this market which borders our York County base, PeoplesBank opened a Business Banking Center in Camp Hill, PA, in November 2014. Located near one of the busiest intersections in the market, this office is staffed by a team of business and mortgage banking professionals.

SHREWSBURY FINANCIAL CENTER PROTOTYPE In January 2015, PeoplesBank opened a new Financial Center in the growing Shrewsbury, PA market. This new facility, which features a contemporary exterior and interior design and incorporates new technologies, complements our facilities in surrounding markets. Strategically located along the Interstate 83 corridor near the Maryland state line, this office will provide access to both Pennsylvania and Maryland residents and commuters as we continue our expansion in the north central Maryland region.

PEOPLESBANK ADMINISTRATIVE SERVICES CENTER To accommodate the continued expansion of our Company and the related space needs, we recently purchased a facility within walking distance of the Codorus Valley Corporate Center to house many of our support operations. Known as the PeoplesBank Administrative Services Center, this 11,000 square foot facility is ideally located for efficient operations and communications, required minimal renovations, and will be ready for occupancy in late 2015.

DOWNTOWN YORK FINANCIAL CENTER CONSOLIDATION In late 2015, PeoplesBank will consolidate two Financial Centers located in downtown York, PA into one flagship facility located on the square at the center of the City. This 4,000 square foot leased space, which will occupy the first floor of a historic structure currently undergoing extensive renovations, will offer retail banking sales and services and house members of PeoplesBank’s Wealth Management and Small Business Banking teams, providing access to all of PeoplesBank’s services in one convenient location.

SOUTH HANOVER FINANCIAL CENTER RELOCATION CURRENT SITE PROPOSED SITE PeoplesBank has experienced tremendous success in the Hanover, PA market, and to capitalize on the additional opportunities available to the company, we will be relocating our South Hanover Financial Center in late 2015. The currently leased facility, which is attached to a convenience store, provides limited space, flexibility, and visibility. Construction has started on a new 1,760 square foot free - standing facility, following the new prototype established in the Shrewsbury, PA market. This office will be conveniently located just one - half of a mile south of the current financial center.

TOTAL ASSETS $ in millions $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 2011 2012 2013 2014 6/30/2015 $1,012 $1,059 $1,150 $1,214 $1,372 Note: 2011 - 2014 as of 12/31 11

TOTAL LOANS $ in millions $0 $200 $400 $600 $800 $1,000 $1,200 Consumer and Mortgage Commercial $696 $740 $860 $920 $1,041 Note: 2011 - 2014 as of 12/31 12

LOAN COMPOSITION as of 06/30/2015 Other Commercial Real Estate - Investor Real Estate - Const./Land Dev. Consumer and Home Equity Real Estate - Residential Agricultural 37.5% $390 million 27.4% $285 million 12.6% $132 million 7.0% $73 million 11.2% $116 million 4.3% $45 million • $12 million house limit to one borrower • $19 million legal lending limit 13

COMPOSITION OF NON - PERFORMING ASSETS 12/31/2011 12/31/2012 12/31/2013 12/31/2014 06/30/2015 Nonaccrual loans Foreclosed real estate, net 90 - days past due Total nonperforming assets $11,170 16,243 0 $27,943 $8,342 3,633 186 $12,161 $15,300 4,068 0 $19,368 $8,626 2,542 54 $11,222 $7,746 2,378 71 $10,195 NPA ratio 3.94% 1.64% 2.24% 1.22% 0.98% Total loans, not available for sale $693,515 $737,134 $859,384 $920,090 $1,041,399 Allowance for loan and lease losses $8,702 $9,302 $9,975 $11,162 $11,966 ALLL ratio 1.25% 1.26% 1.16% 1.21% 1.15% Net charge - off ratio 0.58% 0.16% 0.10% 0.05% 0.20% Note: Dollars in thousands. 14

TOTAL DEPOSITS $ in millions $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 6/30/2015 Time Core $854 $901 $925 $955 60% 57% 54% 50% $1,079 60% Note: 2011 - 2014 as of 12/31 15

DEPOSIT COMPOSITION as of 06/30/2015 Time 39.7% Money Market 31.8% Noninterest - bearing demand 13.1 % NOW 8.8% Savings 6.6% • Cost of deposits decreased to 0.69% for the six months ended June 30, 2015 as compared to 0.79% for the year ended 2014. • Noninterest - bearing deposits grew $20.1 million or 16% for the six months ended June 30, 2015. 16

WEALTH MANAGEMENT ASSETS UNDER MANAGEMENT $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2011 2012 2013 2014 6/30/2015 Trust and Investment Services Codorus Valley Financial Advisors, Inc. $277,500 $329,600 $261,000 $329,800 $340,800 $142,100 $170,300 $86,900 $119,500 $130,400 $135,400 $159,300 $174,100 $210,300 $210,400 Note: 2011 - 2014 as of 12/31. 17

AVAILABLE FOR SALE INVESTMENT SECURITIES as of 06/30/2015, allocation based upon fair value US Agencies MBS 58.6% State and Municipal 33.4% US Agencies 8.0% • Conservative management, investment grade instruments • Well - laddered portfolio • Amortized cost of $210.6 million vs. fair market value of $213.6 million at June 30, 2015 • Weighted average remaining life, approx. 3.7 years • Tax - equivalent yield of 2.84% for six months ended June 30, 2015 18

CONSOLIDATED CAPITAL RATIOS Tier 1 RBC (1) Total RBC (2) Leverage (3) 12/31/2011 13.4 14.6 9.6 12/31/2012 13.6 14.8 9.9 12/31/2013 12.8 13.9 10.2 12/31/2014 13.2 14.4 10.3 06/30/2015 12.0 13.2 9.6 BHC peer group average (4) 13.9 15.2 10.1 Regulatory well - capitalized minimum 6.0 10.0 5.0 Notes: 1) Shareholders’ equity less unrealized gains (losses) plus trust preferred capital as a % of risk - weighted assets. 2) Tier 1 capital plus ALLL as a % of risk - weighted assets. 3) Tier 1 capital as a % of quarterly average total assets. 4) Peer group is defined as 344 bank holding companies with consolidated assets between $1 billion and $3 billion as of 12/31/2014. 19

NET INCOME, NET INTEREST MARGIN AND NET OVERHEAD $000 Net I ncome available to Common Shareholders NIM % (1) Peer NIM % (2) Net Overhead % (3) Peer Net Overhead % Year Ended 12/31/2011 5,319 3.73 3.78 2.02 2.12 12/31/2012 9,010 3.81 3.69 2.13 2.04 12/31/2013 10,316 3.83 3.61 2.05 2.03 12/31/2014 11,595 3.84 3.64 2.08 2.12 Six Months Ended 06/30/2015 5,294 3.88 - (4) 2.04 - (4) Notes: 1) Net interest income, taxable equivalent basis, as a % of average interest earning assets. 2) The peer group is defined as bank holding companies with consolidated assets between $1 billion and $3 billion. 3) Noninterest expense less noninterest income as a % of average assets. 4) Peer data for June 30, 2015 was not available at time of disclosure. 20

FINANCIAL REVIEW Net income available to common shareholders in $000’s 2011 2012 2013 2014 NIACS $5,319 $9,010 $10,316 $11,595 EPS (Dil.) $1.10 $1.82 $2.03 $2.03 ROA 0.69% 0.90% 0.96% 0.98% ROE 8.04% 9.55% 10.08% 10.22% DPS $0.30 $0.34 $0.41 $0.46 STK DIV - 5% 5% 5% STK PRICE (close) $7.53 $14.33 $19.53 $19.68 Note: Amounts shown for EPS, dividends, and stock price reflect adjustments for the impact of stock dividends. 06/30/2015 $5,294 $0.90 0.81% 8.87% $0.25 - $20.23 Year Ending 12/31 Six Months Ending 21

105 Leader Heights Road, York, Pennsylvania 17403 www.peoplesbanknet.com